UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2010

HEIDRICK & STRUGGLES

INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4200, Chicago, IL	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Item 5.02(b). Resignation of Director.

On November 5, 2010, the Board of Directors of Heidrick & Struggles International, Inc. (the “Company”) accepted the resignation of Antonio Borges as a member of its board.

Mr. Borges has been a member of the Board of Directors since 2004. Mr. Borges has also served as Director of The Champalimaud Foundation and Chairman of the Hedge Fund Standards Board since 2008. From 2000 to 2008, Mr. Borges was Vice Chairman of Goldman Sachs International. From 1993 to 2000, Mr. Borges was Dean of INSEAD. Mr. Borges also served on the boards of directors of Caixa Seguros, CNP Assurances, Jeronimo Martins SGPS, S.A., and Scor S.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEIDRICK & STRUGGLES INTERNATIONAL, INC.
(Registrant)

Date: November 12, 2010	By:	/s/ Stephen W. Beard
	Name:	Stephen W. Beard
	Title:	Acting General Counsel & Secretary